Exhibit 10.7

FIRST AMENDMENT TO

ASSET PURCHASE AGREEMENT

This First Amendment to Asset Purchase Agreement (the “First Amendment”) is made and entered into as of January 23, 2017, by and among ICTV Brands Inc., a Nevada corporation (“Parent”), Ermis Labs, Inc., a Nevada corporation and wholly-owned subsidiary of Parent (“Buyer”), LeoGroup Private Debt Facility, L.P., a Delaware limited partnership (“Shareholder”) and Ermis Labs, Inc., a New Jersey corporation (“Seller”). Parent, Buyer, Shareholder and Seller are each sometimes referred to herein as a “Party” and, collectively, as the “Parties.”

Recitals

A. The Parties have entered into that certain Asset Purchase Agreement, dated October 4, 2016 (the “Purchase Agreement”).

B. Section 7.2 of the Purchase Agreement states that the provisions of the Purchase Agreement may be amended by an instrument in writing signed on behalf of the Parties.

C. As evidenced by their signature to this First Amendment, the Parties desire to amend the Purchase Agreement as set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and the mutual promises, representations, warranties, and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1. Amendment. Schedule 1.4(b) of the Purchase Agreement shall be amended in its entirety to read as follows:

Shareholder Name	Buyer Shares Owned	Parent Shares to be Received
LeoGroup Private Debt Facility, L.P.	550,000	1,375,000
Joseph Marrama	300,000	750,000
Scramjet Holdings, LLC	70,000	175,000
Patrick Malone	50,000	125,000
John Carrino	30,000	75,000
TOTALS	1,000,000	2,500,000

2. Effect of Amendment. Except as amended by this First Amendment, the Purchase Agreement shall remain in full force and effect. In addition, if there are any inconsistencies between the Purchase Agreement and this First Amendment, the terms of this First Amendment shall prevail and control for all purposes.

3. Governing Law. This First Amendment shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania without giving effect to the principles of conflict of laws.

4. Counterparts. This First Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Facsimile and/or other electronically transmitted signatures shall be effective for all purposes.

[SIGNATURE PAGES FOLLOW]

In Witness Whereof, the parties hereto have executed this First Amendment to Asset Purchase Agreement as of the date first written above.

PARENT:

ICTV Brands Inc.

By:	/s/ Richard Ransom
Name:	Richard Ransom
Title:	President

BUYER:

Ermis Labs, Inc.

By:	/s/ Richard Ransom
Name:	Richard Ransom
Title:	President

SHAREHOLDER:

LeoGroup Private Debt Facility, L.P.

By:	/s/ Matthew J. Allain
Name:	Matthew J. Allain
Title:	Manager

SELLER:

Ermis Labs, Inc.

By:	/s/ Matthew J. Allain
Name:	Matthew J. Allain
Title:	Manager